UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2009

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2009, the shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") approved an amendment (the "Amendment") to the Company’s Amended and Restated Articles of Incorporation (the "Articles of Incorporation"). The Amendment was approved by Seacoast’s shareholders at its Special Meeting of Shareholders held on December 3, 2009 (the "Special Meeting of Shareholders"). The Amendment was adopted pursuant to a proposal included in the Company’s proxy statement dated October 23, 2009. The Amendment increased the number of authorized shares of the Company’s common stock, par value $0.10 per share ("Common Stock") from 65,000,000 shares to 130,000,000, and increased the Company’s total authorized shares of Common Stock and Preferred Stock to 134,000,000.

On December 3, 2009, the Company filed Articles of Amendment to the Articles of Incorporation with the Florida Secretary of State for the purpose of amending its Articles of Incorporation as described above, which became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment to the Amended and Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

At Seacoast’s Special Meeting of Shareholders described above, the Company’s shareholders:

i) approved an amendment (Proposal 1) to the Company’s Articles of Incorporation which increased the authorized number of shares of Seacoast’s Common Stock from 65,000,000 shares to 130,000,000 (the number of affirmative votes cast was 44,300,757; the number of negative votes cast was 2,108,896; and the number of abstentions was 157,614); and

ii) approved a proposal (Proposal 2) which granted the proxy holders discretionary authority to vote to adjourn the Annual Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there were insufficient shares voted at the Annual Meeting to approve Proposal 1 described above (the number of affirmative votes cast was 44,307,882; the number of negative votes cast was 1,786,308; and the number of abstentions was 473,077).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Articles of Amendment to the Amended and Restated Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

December 3, 2009	By:	/s/Dennis S. Hudson, III

Name: Dennis S. Hudson, III
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation